UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2013 (January 7, 2013)

Newcastle Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31458	81-0559116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 7, 2013, Newcastle Investment Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company, FIG LLC and Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), for the issuance and sale by the Company of 57,500,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), including 7,500,000 shares to be issued pursuant to the Underwriters’ exercise in full of their option to purchase additional shares of Common Stock. The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The transaction contemplated by the Underwriting Agreement is expected to close on January 11, 2013.

The Common Stock is being sold pursuant to an effective automatic shelf registration statement filed with the Securities and Exchange Commission (File No. 333-182103). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01	Other Events.

On January 7, 2013, the Company filed a Current Report on Form 8-K (the “January 7 Form 8-K”) disclosing, among other things, (i) its entry into material agreements related to two investments in excess mortgage servicing rights (“Excess MSRs”) on residential mortgage servicing loans with unpaid principal balances of approximately $215 billion and $13 billion, respectively, (ii) the Company’s intention to pursue the spin-off certain of its residential real estate related investments from the rest of its assets by distributing shares of common stock of New Residential Investment Corp., which is currently a wholly-owned subsidiary of the Company, and (ii) the launch of the offering of Common Stock described above under Item 1.01. The January 7 Form 8-K attached as an exhibit pro forma financial information that showed the impact of the two Excess MSR transactions, the spin-off and the offering of Common Stock. Attached hereto as Exhibit 99.1, and incorporated by reference into this Item 8.01, is an updated version of the pro forma financial information, which is being filed solely for the purpose of reflecting the results of the offering of Common Stock that were not known at the time of filing the January 7 Form 8-K. For more information about the transactions described above, please see the January 7 Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated January 7, 2013, by and among Newcastle Investment Corp., FIG LLC and Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Foley & Lardner LLP

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

99.1	Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newcastle Investment Corp.

By:	/s/ Brian C. Sigman
Name:	Brian C. Sigman
Title:	Chief Financial Officer

Date: January 11, 2013.

INDEX TO EXHIBITS

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated January 7, 2013, by and among Newcastle Investment Corp., FIG LLC and Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Foley & Lardner LLP

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

99.1	Pro Forma Financial Information